UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 13, 2026, Xtant Medical Holdings, Inc. (the “Company”) announced its financial results for the three months ended March 31, 2026. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

To supplement its consolidated financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures, such as non-GAAP adjusted EBITDA, which are included in the press release furnished as Exhibit 99.1 to this report. The Company defines non-GAAP adjusted EBITDA as net income (loss) from operations before depreciation and amortization expense; interest expense, net; and tax benefit (expense), and as further adjusted to add back in or exclude, non-cash compensation, divestiture/acquisition-related income and expenses, acquisition-related fair value adjustments, unrealized foreign currency translation loss or gain, and separation-related expenses, in each case as applicable.

The Company uses non-GAAP adjusted EBITDA in making operating decisions because it believes this measure provides meaningful supplemental information regarding its core operational performance. Additionally, this measure gives the Company a better understanding of how it should invest in sales and marketing and research and development activities and how it should allocate resources to both ongoing and prospective business initiatives. The Company also uses non-GAAP adjusted EBITDA to help make budgeting and spending decisions, for example, among sales and marketing expenses, general and administrative expenses, and research and development expenses. Additionally, the Company believes its use of non-GAAP adjusted EBITDA facilitates management’s internal comparisons to historical operating results by factoring out potential differences caused by charges not related to its regular, ongoing business, including, without limitation, non-cash charges and certain large and unpredictable charges or gains.

As described above, the Company excludes the effect of the following items from its non-GAAP adjusted EBITDA for the following reasons:

Non-cash compensation. The Company excludes non-cash compensation, which is a non-cash charge related to equity awards granted by the Company. Although non-cash compensation is a recurring charge to the Company’s operations, management has excluded it because it relies on valuations based on future events, such as the market price of the Company’s common stock, that are difficult to predict and are affected by market factors that are largely not within the control of the Company. Thus, management believes that excluding non-cash compensation facilitates comparisons of the Company’s operational performance in different periods, as well as with similarly determined non-GAAP financial measures of comparable companies.

Divestiture/acquisition-related expenses and income related to transition services agreements. The Company excludes expenses and income directly related to the Company’s divestitures and acquisitions and subsequent integration and transition activities from non-GAAP adjusted EBITDA primarily because such expenses and income are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. These expenses and income include legal and accounting fees, as well fees charged by the Company in connection with post-divestiture services performed for divested operations. These expenses and income are not considered normal, recurring, cash operating expenses/income necessary to operate the Company’s business. The Company further believes that excluding these expenses and income from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Acquisition-related fair value adjustments. The Company excludes acquisition-related fair value adjustments from non-GAAP adjusted EBITDA primarily because such adjustments are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Unrealized foreign currency translation gain or loss. The Company excludes unrealized foreign currency translation gain or loss, as applicable, from non-GAAP adjusted EBITDA primarily because such gain or loss is not reflective of the Company’s ongoing operating results and is not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Separation-related expenses. The Company excludes separation-related expenses primarily because such expenses are not reflective of the Company’s ongoing operating results and are not used by management to assess the core profitability of the Company’s business operations. The Company further believes that excluding this item from its non-GAAP results is useful to investors in that it allows for period over-period comparability.

Non-GAAP adjusted EBITDA is reconciled to net income (loss), the most directly comparable GAAP measure in the press release. The Company also presents in the press release EBITDA as a percentage of total revenue and adjusted EBITDA as a percentage of total revenue and reconciles these two non-GAAP measures in the press release to net income (loss) as a percentage of total revenue.

Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of the Company’s non-GAAP financial measures may differ from the definitions of other companies using the same or similar names, limiting, to some extent, the usefulness of such measures for comparison purposes. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP. Non-GAAP financial measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. Accordingly, the Company qualifies its use of non-GAAP financial information in a statement when non-GAAP financial information is presented.

Item 8.01	Other Events.

On May 13, 2026, the Company announced August 7, 2026 as the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The exact time and location of the 2026 Annual Meeting will be specified in the Company’s proxy statement for the 2026 Annual Meeting, which it anticipates will be printed on or about June 11, 2026 and sent or made available to stockholders commencing on or about June 12, 2026.

Since the date of the Company’s 2026 Annual Meeting has changed by more than 30 days from the date of last year’s Annual Meeting of Stockholders, stockholders who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), wish to present proposals for inclusion in the proxy materials relating to the 2026 Annual Meeting must submit their proposals so that they are received by the Company at its principal executive offices no later than the close of business on May 23, 2026, which the Company believes is a reasonable time before it prints and mails its proxy materials. The proposals must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission (the “SEC”) and as the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

The Company’s Third Amended and Restated Bylaws (the “Bylaws”) provide for an advance notice procedure with regard to nominations of persons for election to the Board of Directors and stockholder proposals to be brought before an annual meeting. Pursuant to the terms of the Bylaws, any other stockholder proposals, including director nominations, to be presented at the 2026 Annual Meeting (other than a matter brought pursuant to SEC Rule 14a-8) are required to be given in writing to the Company’s Corporate Secretary and delivered to or mailed and received by the Company no later than the close of business on May 23, 2026, the 10th day following the date of this Current Report on Form 8-K announcing the date of the 2026 Annual Meeting, and must contain information specified in the Bylaws.

In addition, if applicable, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 Annual Meeting must comply with the “universal proxy rules,” Rule 14a-19 promulgated under the Exchange Act, as required by and in addition to the Bylaws, including providing written notice on a timely basis no later than June 9, 2026, which is 60 days prior the date of the 2026 Annual Meeting, and providing certain information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees) to the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Xtant Medical Holdings, Inc. dated May 13, 2026 entitled “Xtant Medical Reports First Quarter 2026 Financial Results” (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Scott C. Neils
Scott C. Neils
Chief Financial Officer

Date: May 13, 2026